Exhibit 99.2

MOTORSPORT GAMES INC.

Third Quarter 2026 Financial Results

This presentation provides select highlights about Motorsport Games Inc.'s results of operations. Please see Motorsport Games' Q3 2026 Form 10-Q, filed with the SEC, and the Q3 2026 earnings release for more complete information on the Company's results of operations, cash flows, financial condition and liquidity.

November 12, 2026

Seven Consecutive Quarters of Progress

Growing revenues, expanding margins, and a seventh straight quarter of generating net income

+$3.9M

Q3 2026 YTD revenue growth

$11.3M vs $7.4M in Q3 2025 YTD

$9.7M

Q3 2026 YTD gross profit

Up from $5.9M in Q3 2025 YTD

85.8%

Q3 2026 YTD gross profit margin

Up from 79.6% in Q3 2025 YTD

7

Consecutive quarters of consolidated net income

Q1 2025 – Q3 2026

$0.51

Non-GAAP Adjusted diluted EPS, Q3 YTD 2026*

Profitable on an adjusted basis

+99.0%

Adjusted EBITDA, Q3 2026 YTD*

$4.0M vs $2.0M in Q3 2025 YTD

** Adjusted EBITDA and Adjusted diluted net income per share are non-GAAP measures. See slides 12 and 13 for a reconciliation to the most directly comparable GAAP measures.*

Q3 2026 Highlights and Subsequent Business Update

- Q3 revenue of $3.8 million, up $0.7 million or 21.8% year-on-year; Q3 2026 YTD revenue of $11.3 million, up $3.9 million or 52.3% year-on-year, slightly exceeding full-year 2025 revenue.
- Net income of $0.7 million in Q3 2026, the seventh consecutive quarter of positive net income. Income from operations of $1.2 million, up 52.4% from $0.8 million in Q3 2025.
- Gross profit margin of 88.0% in Q3 2026, up from 80.7% in Q3 2025; Q3 2026 YTD gross profit margin of 85.8%, up from 79.6% in the same period of the prior year.
- Adjusted EBITDA* of $1.8 million in Q3 2026, up 75.7% year-on-year, and $4.0 million for Q3 2026 YTD, up 99.0%. Non-GAAP Adjusted diluted net income per share* of $0.51 for Q3 2026 YTD, compared to $0.45 in 2025.
- Strengthened balance sheet: $5.4 million cash (vs $4.1 million a year earlier), $4.2 million working capital (vs –$2.2 million at end-2024) and $1.6 million deferred revenue, the highest quarter-end balance since IPO.
- RaceControl subscription revenue of $2.0 million for the nine months ended September 30, 2026, up ~186%; ~$3.4 million in annual recurring revenue, up from ~$2.9 million at June 30, 2026; more than 45,000 paid subscribers, up ~157%, all organic.
- Released *Le Mans Ultimate* Version 1.4 in July 2026 with American Track Pack 1 (Daytona and Laguna Seca), the biggest DLC launch day by revenue in the game's history, followed by Version 1.4.2 in September with American Track Pack 2 (Road Atlanta and Long Beach).
- *Le Mans Ultimate* has sold over 2 million combined base game and DLC units since launch (as of October 31, 2026).
- Achieved a new all-time peak of 11,941 concurrent players for *Le Mans Ultimate* during the 24 Hours of Le Mans Special Event in October 2026, run entirely on the Company's RaceControl platform.
- Issued 414,747 shares of Class A Common Stock in August 2026 upon the exercise of outstanding warrants, generating ~$0.9 million and reducing the number of outstanding warrants.

** Adjusted EBITDA and Adjusted diluted net income per share are non-GAAP measures. See slides 12 and 13 for a reconciliation to the most directly comparable GAAP measures.*

Annual Revenue and Margin Strength

Consistent annual growth, with nine-month (Q1–Q3) revenue shown separately each year to highlight the increase in 2026



+25.7% YoY
+30.0% YoY
9M: +52.3% YoY
Revenue ($M)
Gross Profit Margin (%)
16
14
12
10
8
6
4
2
0
100
90
80
70
60
50
40
30
20
10
0
47.6%
62.9%
81.5%
9M: 85.8%
$1.75M
$5.16M
$1.97M
$6.71M
$3.85M
$7.45M
$11.35M
FY2023
FY2024
FY2025
FY2026
9M Revenue, Q1–Q3 ($M)
Q4 Revenue ($M)
Gross Profit Margin (%)

Note: each bar is split into nine-month (Q1–Q3, blue) and Q4 (grey) revenue to allow direct year-over-year comparison of nine-month performance. FY2026 reflects nine-month actuals only; the dashed FY2026 margin point shows the nine-month (Q1–Q3) gross profit margin, as Q4 has not yet been reported.

Seven Consecutive Quarters of GAAP Net Income

No two quarters are the same, but the business has now generated positive GAAP net income for seven consecutive quarters

Full history: Q3 2024 – Q3 2026


7 consecutive quarters of GAAP net income
-$0.57M
-$2.88M
$1.02M
$4.24M
$0.77M
$0.82M
$0.95M
$0.24M
$0.68M
Q3'24
Q4'24
Q1'25
Q2'25
Q3'25
Q4'25
Q1'26
Q2'26
Q3'26

Note: Q2 2025 results benefited from non-recurring items — a $0.8M gain from the Wesco Settlement Agreement and a $2.3M foreign exchange gain — neither of which recurred in 2026. Q3 2026 net income includes approximately $0.69M of UK Video Games Tax Relief, which reduced development expense, and a $0.5M provision for income taxes relating to Studio397 B.V.

Q3 2025 YTD vs. Q3 2026 YTD: Adjusted EBITDA


+99.0% YoY
$2.03M
$4.05M
Q3 2025 YTD
Q3 2026 YTD

GAAP Net Income, Q3 2026 YTD

$1.9M

vs $6.0M in Q3 2025 YTD — Q3 2025 YTD included the gain from Wesco Settlement Agreement and gain on foreign currency exchange rates

Non-GAAP Adjusted diluted EPS / Adjusted EBITDA, Q3 2026 YTD

$0.51 / $4.0M

vs $0.45 / $2.0M in Q3 2025 YTD — profitable on an adjusted basis in both periods

RaceControl: Demonstrable Growth

Recurring revenues, direct relationship with players, important foundation for future growth

$3.4M

RaceControl annual recurring revenue

Up from ~$2.9M at June 30, 2026

$2.0M

Q3 2026 YTD subscription revenues

Up from $0.7M in Q3 2025 YTD

+186%

RaceControl revenue growth

Q3 2026 YTD YoY

17%

Q3 2026 YTD contribution to overall revenues

Up from 9.2% in Q3 2025 YTD

45,000+

Total paid subscriber numbers

As of 30th September 2026

+157%

Paid subscriber growth

September 30, 2026, YoY

RaceControl: A Recurring Revenue Engine

Establishes an important, direct relationship with players – SaaS is a growing share of the business



2.5
2
1.5
1
0.5
0
Revenue ($M)
25
20
15
10
5
0
% of total revenue
$0.02M
0.2%
10.9%
$0.54M
$0.69M
9M: 17.3%
$1.97M
FY2024
FY2025
FY2026
RaceControl Revenue — 9M / Full Year ($M)
Q4 Revenue ($M)
% of Total Revenue

Note: the FY2025 bar is split into nine-month (Q1–Q3, blue) and Q4 (grey) revenue to allow direct comparison with Q3 2026 YTD. FY2026 reflects nine-month actuals only; no Q4 2026 estimate is shown.

RaceControl share of total revenue, Q3 2026 YTD

17%

Up from 9.2% in Q3 2025 YTD

Total company revenue growth, Q3 2026 YTD

+52.3%

$11.3M vs $7.5M in Q3 2025 YTD

- Free to join for every player — builds a direct relationship with our community
- A channel to promote new content and upsell premium subscription tiers
- Funnels players into a high-margin, recurring SaaS model, growing as a share of overall revenue
- Moving fully in-house from December: full control of the platform, faster development and no revenue share to our original technology partner

Le Mans Ultimate: Sustained Player Momentum

Increased engagement, new content & features, and console expansion underway

520,000+

Base game units sold

~1.5M

Individual DLC units sold

11,941

All-time peak concurrent players

Record

U.S. Track Pack 1 (Daytona & Laguna Seca): LMU's biggest-ever DLC launch day by revenue

July 2026

Version 1.4: U.S. Track Pack 1 (Daytona & Laguna Seca); record DLC launch day

September 2026

Version 1.4.2: U.S. Track Pack 2 (Road Atlanta & Long Beach)

October 2026

24 Hours of Le Mans Special Event: new all-time concurrent peak (11,941)

Ahead

Continued content updates; career mode and console expansion in development

A Transformed Balance Sheet

A foundation for growth

$5.4M

Cash and cash equivalents, September 30, 2026

Up from $4.1M a year earlier

$4.2M

Working capital, September 30, 2026

Up from –$2.2M at end-2024

$8.2M

Total stockholders' equity, September 30, 2026

Up from $1.2M at end-2024

$1.6M

Deferred revenue, September 30, 2026

Highest quarter-end balance since IPO; up from $1.1M a year earlier

Close to $0.5 million a month of operating cash generation over the first nine months of 2026, accounts payable reduced from around $3.0 million at the end of 2024 to $0.4 million, and a $3.0 million Citibank revolving credit facility extended to February 2028 ($1.2 million drawn) give the Company a solid financial foundation and the flexibility to keep investing in growth with discipline. The Company also capitalized $1.7 million of development in the first nine months of 2026, up from $0.7 million, reflecting continued investment in Le Mans Ultimate, RaceControl and console.

Looking Ahead

The turnaround is the foundation, not the destination

Season 3

Building the company we want to be

Defining our vision, mission and values to guide the big calls ahead

RaceControl

Growing annual recurring revenue

~$3.4M ARR today, on a fully in-house platform with more data, insight, content and features to come

Discipline

Investing where we see clear returns

With the balance sheet to act, and the pace and discipline to do it well

Diversification

A long-term objective

Over time, new products and revenue streams to reduce reliance on any single title

Motorsport Games is a profitable, cash-generative company, with a growing recurring revenue platform, a loyal and expanding community of players, and a balance sheet that gives it the means to act. Led by a management team with extensive experience in building, scaling and transacting games businesses, the Company is actively working on initiatives to drive growth, recognizing that some will take time to deliver.

MOTORSPORT GAMES INC.

Appendix

Non-GAAP reconciliations, condensed consolidated statements of operations, and disclosures

Appendix: Reconciliation of Non-GAAP Financial Measures

	Three Months Ended September 30, 2026	Three Months Ended September 30, 2025	Nine Months Ended September 30, 2026	Nine Months Ended September 30, 2025
Net income	$ 678,127	$ 768,537	$ 1,872,899	$ 6,029,322
Interest expense, net	23,922	1,434	43,018	19,184
Provision for income taxes	451,870	-	451,870	-
Depreciation and amortization (1)	192,629	289,396	605,727	795,387
EBITDA	1,346,548	1,059,367	2,973,514	6,843,893
Gain from settlement of purchase commitment liabilities	-	-	-	(175,460)
Gain from HC2 Holdings 2 Inc. Settlement Agreement	-	-	-	(500,000)
Gain from Wesco Settlement Agreement	-	-	-	(800,000)
Impairment of intangible assets	-	-	27,928	-
Loss (gain) on foreign currency exchange rates	190,998	(31,655)	364,664	(3,334,533)
Expenses related to implementation of Share Rights Plan	158,653	-	158,653	-
Stock-based compensation	109,877	-	522,552	-
Adjusted EBITDA	$ 1,806,076	$ 1,027,712	$ 4,047,311	$ 2,033,900

(1) Includes $185,109 and $279,945 of amortization expenses included in cost of revenues for the three months ended September 30, 2026 and 2025, respectively, and $584,380 and $756,114 of amortization expenses included in cost of revenues for the nine months ended September 30, 2026 and 2025, respectively

Appendix: Reconciliation of Non-GAAP Financial Measures

	Three Months Ended September 30, 2026	Three Months Ended September 30, 2025	Nine Months Ended September 30, 2026	Nine Months Ended September 30, 2025
Reconciliation between GAAP and non-GAAP Adjusted diluted net income per share				
Diluted net income per share	**$ 0.06**	**$ 0.14**	**$ 0.19**	**$ 1.32**
Depreciation and amortization	0.04	0.05	0.11	0.17
Gain from settlement of purchase commitment liabilities	-	-	-	(0.04)
Gain from HC2 Holdings 2 Inc. Settlement Agreement	-	-	-	(0.11)
Gain from Wesco Settlement Agreement	-	-	-	(0.17)
Impairment of intangible assets	-	-	0.01	-
Loss (gain) on foreign currency exchange rates	0.04	(0.01)	0.07	(0.72)
Expenses related to implementation of Share Rights Plan	0.03	-	0.03	-
Stock-based compensation	0.02	-	0.10	-
Non-GAAP Adjusted diluted net income per share	**$ 0.19**	**$ 0.18**	**$ 0.51**	**$ 0.45**

Appendix: Condensed Consolidated Statements of Operations

MOTORSPORT GAMES INC. AND SUBSIDIARIES
CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
(UNAUDITED)

	Three Months Ended September 30,		Nine Months Ended September 30,	
	2026	**2025**	**2026**	**2025**
Revenues [1]	$ 3,775,429	$ 3,100,018	$ 11,346,680	$ 7,450,311
Cost of revenues	451,429	597,817	1,612,994	1,518,090
Gross profit	3,324,000	2,502,201	9,733,686	5,932,221
Operating expenses:				
Sales and marketing	237,005	136,024	638,674	360,032
Development	112,589	418,912	1,364,154	1,291,208
General and administrative [2]	1,749,092	1,142,867	4,769,104	3,176,389
Impairment of intangible assets	-	-	27,928	-
Depreciation and amortization	7,520	9,450	21,347	39,273
Total operating expenses	2,106,206	1,707,253	6,821,207	4,866,902
Other operating income	-	4,000	-	1,608,497
Income from operations	1,217,794	798,948	2,912,479	2,673,816
Interest expense, net	(23,922)	(1,434)	(43,018)	(19,184)
Other (expense) income, net	(63,875)	(28,977)	(544,692)	3,374,690
Income before provision for income taxes	1,129,997	768,537	2,324,769	6,029,322
Provision for income taxes	451,870	-	451,870	-
Net income	678,127	768,537	1,872,899	6,029,322
Less: Net income (loss) attributable to non-controlling interest	349,739	(20,759)	827,221	(59,432)
Net income attributable to Motorsport Games Inc.	$ 328,388	$ 789,296	$ 1,045,678	$ 6,088,754
Net income attributable to Class A common stock per share:				
Basic	$ 0.07	$ 0.14	$ 0.21	$ 1.32
Diluted	$ 0.06	$ 0.14	$ 0.19	$ 1.32
Weighted-average shares of Class A common stock outstanding:				
Basic [3]	4,841,894	5,456,286	5,017,342	4,615,460
Diluted	5,365,317	5,456,286	5,367,166	4,615,460

[1] Includes related party revenues of $0 and $18,500 for the three months ended September 30, 2026 and 2025, respectively. Includes related party revenues of $11,000 and $43,500 for the nine months ended September 30, 2026 and 2025, respectively.

[2] Includes related party expenses of $0 and $10,500 for the three months ended September 30, 2026 and 2025, respectively, and $0 and $85,500 for the nine months ended September 30, 2026 and 2025, respectively.

[3] Includes weighted average pre-funded warrant shares.

Important Disclosures

ABOUT THIS PRESENTATION

This presentation has been prepared by Motorsport Games Inc. (“Motorsport Games,” “us,” “our,” “we” or the “Company”). For additional information regarding the Company, we urge you to read our reports filed with the Securities and Exchange Commission (the “SEC”), including our Annual Report on Form 10-K for the fiscal year ended December 31, 2025, our Quarterly Report on Form 10-Q and our other SEC filings during 2026.

NON-GAAP FINANCIAL MEASURES

Adjusted EBITDA and Non-GAAP Adjusted diluted net income per share (the “Non-GAAP Measures”) are not financial measures defined by U.S. generally accepted accounting principles (“U.S. GAAP”). Reconciliations of these Non-GAAP Measures to net income and diluted net income per share, their most directly comparable financial measures, calculated and presented in accordance with U.S. GAAP, are presented in the Reconciliation of Non-GAAP Financial Measures slides in this Appendix. Adjusted EBITDA, a measure used by management to assess the Company’s operating performance, is defined as EBITDA, which is net income plus interest expense, provision for income taxes, depreciation and amortization, less income tax benefit (if any), adjusted to exclude: (i) gain from settlement of license liabilities and other agreements; (ii) gain from sale of gaming licenses; (iii) impairment of intangible assets; (iv) loss contingency expenses; (v) loss (gain) on foreign exchange rates; (vi) expenses related to the implementation of a Share Rights Plan; and (vii) stock-based compensation expenses. Non-GAAP Adjusted diluted net income per share, another measure used by management to assess the Company’s operating performance, is defined as diluted net income per share plus depreciation and amortization, adjusted to exclude: (i) gain from settlement of license liabilities and other agreements; (ii) gain from sale of gaming licenses; (iii) impairment of intangible assets; (iv) loss contingency expenses; (v) loss (gain) on foreign exchange rates; (vi) expenses related to the implementation of a Share Rights Plan; and (vii) stock-based compensation expenses. The Company uses the Non-GAAP Measures to manage its business and evaluate its financial performance, as Adjusted EBITDA and Non-GAAP Adjusted diluted net income per share eliminate items that affect comparability between periods that the Company believes are not representative of its core ongoing operating business. Additionally, management believes that using the Non-GAAP Measures is useful to its investors because it enhances investors’ understanding and assessment of the Company’s normalized operating performance and facilitates comparisons to prior periods and its competitors’ results (who may define Adjusted EBITDA and Non-GAAP Adjusted diluted net income per share differently).

The Non-GAAP Measures are not recognized terms under U.S. GAAP and do not purport to be an alternative to revenue, income/loss from operations, net income, or cash flows from operations or as a measure of liquidity or any other performance measure derived in accordance with U.S. GAAP. Additionally, the Non-GAAP Measures are not intended to be measures of free cash flows available for management’s discretionary use, as they do not consider certain cash requirements, such as interest payments, tax payments, working capital requirements and debt service requirements. The Non-GAAP Measures have limitations as an analytical tool, and investors should not consider them in isolation or as a substitute for our results as reported under U.S. GAAP. Management compensates for the limitations of using the Non-GAAP Measures by using them to supplement U.S. GAAP results to provide a more complete understanding of the factors and trends affecting the business than would be presented by using only measures in accordance with U.S. GAAP. Because not all companies use identical calculations, the Non-GAAP Measures may not be comparable to other similarly titled measures of other companies.

FORWARD-LOOKING STATEMENTS

Certain statements in this presentation, the related conference call and webcast which are not historical facts are forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, and are provided pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Any statements or information in this presentation, the related conference call and webcast that are not statements or information of historical fact may be deemed forward-looking statements. Words such as “continue,” “will,” “may,” “could,” “should,” “expect,” “expected,” “plans,” “intend,” “anticipate,” “believe,” “estimate,” “predict,” “potential,” and similar expressions are intended to identify such forward-looking statements. These forward-looking statements include, but are not limited to, statements concerning the continued growth of RaceControl subscription revenues, the Company's continued efforts to further grow Le Mans Ultimate through new content, features, platforms or acquisition strategies; the Company's continued disciplined and cash-flow-funded investment in its content, technology and team; development of a console version for Le Mans Ultimate; the Company's flexibility to keep investing in growth; upcoming releases representing further growth opportunities; SaaS being a growing share of the Company's business; RaceControl enabling the Company to build a direct relationship with the majority of our players as its subscription tiers allow the Company to convert a portion of those players into a SaaS business model; and the SaaS business model providing high-margin, recurring revenue.

Important Disclosures (Continued)

FORWARD-LOOKING STATEMENTS (CONTINUED)

All forward-looking statements involve significant risks and uncertainties that could cause actual results to differ materially from those expressed or implied in the forward-looking statements, many of which are generally outside of the Company's control and are difficult to predict. Examples of such risks and uncertainties include, but are not limited to: (i) difficulties, delays or less than expected results in achieving the Company's growth plans, objectives and expectations, including delays in the release of new game versions and features, the Company's inability to deliver new products and/or new content or features for existing products, and/or the Company's inability, in whole or in part, to continue to execute its business strategies and plans, such as due to less than anticipated customer acceptance of its new game titles and/or less than anticipated benefits from its future technologies, the Company experiencing difficulties or the inability to launch its games as planned, less than anticipated performance of the games impacting customer acceptance and sales and/or greater than anticipated costs and expenses to develop and launch its games, including, without limitation, higher than expected labor costs, the Company's inability to establish partnerships with additional service providers to come onboard to the Company's ecosystem and, (ii) difficulties, delays in or unanticipated events that may impact the timing and scope of new or planned products, features, events or other offerings; (iii) less than expected benefits from implementing the Company's management strategies and/or adverse economic, market and geopolitical conditions that negatively impact industry trends, such as significant changes in the labor markets, an extended or higher than expected inflationary environment, a higher interest rate environment, tax increases impacting consumer discretionary spending and/or quantitative easing that results in higher interest rates that negatively impact consumers' discretionary spending; (iv) our plans and intentions with respect to our remediation efforts to address the material weaknesses in our internal control over financial reporting; and (v) greater than anticipated negative operating cash flows such as due to higher than expected development costs, higher interest rates and/or higher inflation.

Factors other than those referred to above could also cause the Company's results to differ materially from expected results. Additional examples of such risks and uncertainties include, but are not limited to: (i) the Company's ability (or inability) to maintain existing, and to secure additional, licenses and other agreements with various racing series; (ii) the Company's ability to successfully manage and integrate any joint ventures, acquisitions of businesses, solutions or technologies; (iii) unanticipated operating costs, transaction costs and actual or contingent liabilities; (iv) the ability to attract and retain qualified employees and key personnel; (v) adverse effects of increased competition; (vi) changes in consumer behavior, including as a result of general economic factors, such as increased inflation, higher energy prices and higher interest rates; (vii) the Company's inability to protect its intellectual property; and/or (viii) local, industry and general business and economic conditions.

Additional factors that could cause actual results to differ materially from those expressed or implied in the forward-looking statements can be found in the Company's filings with the SEC, including its Annual Report on Form 10-K for the fiscal year ended December 31, 2025, subsequent Quarterly Reports on Form 10-Q and current reports on Form 8-K filed with the SEC. The Company anticipates that subsequent events and developments may cause its plans, intentions and expectations to change. The Company assumes no obligation, and it specifically disclaims any intention or obligation, to update any forward-looking statements, whether as a result of new information, future events or otherwise, except as expressly required by law. Forward-looking statements speak only as of the date they are made and should not be relied upon as representing the Company's plans and expectations as of any subsequent date.